SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                 AMENDMENT NO. 1


                                       to


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): December 31, 1997



                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)

       Maryland                      1-13080               06-1391084
(State or other jurisdiction      (Commission            (IRS Employer
  of incorporation                 File No.              Identification Number)


           598 Asylum Avenue, Hartford, Connecticut 06105
       (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

           (a)   Financial statements of business acquired.

Ribbon Mill, Hilltop and Briar Knoll
Statement of Revenue and Certain Expenses for the nine months ended September 30, 1997 and the year ended December 31, 1996.

Village Arms
Statement of Revenue and Certain Expenses for the period April 22, 1997 to December 31, 1997.

           (b)  Pro Forma Financial Statements.

Pro Forma Condensed Balance Sheet of Grove Property Trust (the "Company") as of September 30, 1997. Pro Forma Condensed Consolidated Statements of Income of the Company for the nine months ended September 30, 1997 and the year ended December 31, 1996.

           (c)  Exhibits.

Exhibit No.   Description

2.1 Purchase and Sale Agreement dated December 1, 1997 between Properties II,Inc. as Seller, and Grove Corporation, as Purchaser. Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated December 31, 1997 (Commission File No. 1-13080).

2.2 Purchase and Sale Agreement dated November 12, 1997 between Sovereign Group 1984-II as Seller, and Grove Corporation, as
Purchaser. Incorporated by reference to Exhibit 2.2 to the Company's
Current Report on Form 8-K datedDecember 31, 1997 (Commission File No. 1-13080).

2.3 Purchase and Sale Agreement dated November 12, 1997 between Briar Knoll Associates and High Ridge Associates as Seller, and Grove Corporation, as Purchaser. Incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K dated December 31, 1997 (Commission File No. 1-13080).

                          Grove Property Trust
        Financial Statements of Properties Acquired and ProForma
                         Financial Information

                           Table of Contents


Item  7                                                               Page #'s

Pro Forma Condensed Consolidated Financial Statements (Unaudited):

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.....4
Notes to Pro Forma Condensed Consolidated Balance Sheet.................... 6
Pro Forma Condensed Consolidated Statements of Income for the Nine Months
  Ended September 30, 1997 and the Year Ended December 31, 1996............ 9
Notes to Pro Forma Condensed Consolidated Statements of Income.............11

Ribbon Mill, Hilltop and Briar Knoll

Financial Statements:

Report of Independent Auditors.............................................16
Statements of Revenues and Certain Expenses for the Nine Months
  Ended September 30, 1997 (Unaudited) and for the Year Ended
  December 31, 1996........................................................17
Notes to the Statements of Revenues and Certain Expenses...................18

Village Arms

Financial Statements:

Report of Independent Auditors.............................................20
Statement of Revenues and Certain Expenses for the period
  April 22, 1997 to December 31, 1997......................................21
Notes to the Statement of Revenues and Certain Expenses....................22

                       Grove Property Trust

          Pro Forma Condensed Consolidated Balance Sheet

                        September 30, 1997
                            (Unaudited)

This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if: (i) acquisitions completed after September 30, 1997, had occurred on September 30, 1997, (ii) the Operating Partnership used working capital and/or drew down on the Credit Facility to purchase such properties and (iii) the Company completed the sale of 4,500,000 common shares (the "November 1997 Offerings") on September 30, 1997, and used the net proceeds (approximately $45.2 million) therefrom to repay indebtedness outstanding under the Credit Facility and certain mortgage notes payable and for working capital. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the financial statements and notes thereto of the Company, as filed on Form 10-KSB, as amended, for the year ended December 31, 1996, on Form 10-QSB for the nine-months ended September 30, 1997, Form S-2 and various Form 8-K's filed during 1997. In management's opinion, all adjustments necessary to present fairly the effects of the above mentioned transactions have been made.

The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.

                              Grove Property Trust

                               September 30, 1997
                                   (Unaudited)


                                   October            As Adj-  Dec.        Pro
                        Historical 1997      The      usted    1997        Forma
                         Company   Acquis-   Offer-   Consol-  Acquisi    Conso-
                          (A)      itons(B)   ings    idated   tions(c)  lidated
                         -------------------------------------------------------
                                             (In thousands)
Assets
Real estate, net          $112,014  $8,725  $  -     $120,739  $20,690  $141,429
Cash and cash equivalents,
including resident           1,158     -    6,768(D)    7,926   (5,090)    2,836
security deposits
Deferred costs, net          1,351     -       -        1,351       -      1,351
Due from affiliates            602     -       -          602       -        602
Other assets                 1,315     -       -        1,315       -      1,315
                         =======================================================
Total assets              $116,440  $8,725  $6,768    $131,933 $15,600  $147,533
                         =======================================================

Liabilities and Shareholders' Equity
Mortgage notes payable     $53,862  $    - $(20,250)(D)$33,612 $    -    $33,612
Revolving Credit Facility   11,125    7,164 (18,289)(D)   -     15,600    15,600
Accounts payable and         1,763        -      -      1,763       -      1,763
 other liabilities
Due to affiliates              843        -      -        843       -        843
Resident security deposits   1,429        -      -      1,429       -      1,429
Dividends payable            1,166        -      -      1,166       -      1,166
                         -------------------------------------------------------
Total liabilities           70,188    7,164 (38,539)   38,813   15,600    54,413
                         -------------------------------------------------------

Minority interests in        1,560        -       -     1,560      -       1,560
consolidated partnerships

Minority interest in        20,831    1,561   1,643(E) 24,035      -      24,035
Operating Partnership

Shareholders' equity:
Common shares                  40        -       45(D)     85      -         85
Additional paid-in         24,590        -   45,262(D)
  capital
                                            (1,643)(E) 68,209      -      68,209
Distributions in excess     (769)       -       -       (769)      -       (769)
  of earnings
                         -------------------------------------------------------
Total shareholders'       23,861        -   43,664     67,525      -      67,525
  equity
                         -------------------------------------------------------
Total liabilities and    $116,440  $8,725   $6,768   $131,933 $15,600   $147,533
  shareholders' equity
                         =======================================================


See accompanying notes.

                       Grove Property Trust

      Notes to Pro Forma Condensed Consolidated Balance Sheet

                        September 30, 1997
                            (Unaudited)
                 (In thousands, except share data)

(A) Balance sheet data was derived from the Company consolidated financial statements as of September 30, 1997 (Unaudited), as filed on its Form 10-QSB.

(B) Balance sheet data reflects the following property acquisitions which were consummated by the Company in October 1997, as follows:

                                   Number of                   Revolving  Value
                                   Units or   Date    Purchase Credit     of OP
    Properties       Location      Square FT Acquired  Price   Facility Units(1)
-------------------------------------------------------------------------------
1.Corner Block
and Wharf Building  Edgartown, MA   16,427  October    $4,421  $2,860   $1,561
(2 properties)(2)                           31, 1997

2. High Meadow      Ellington, CT      100  October
   Apartments                               31, 1997    4,050  4,050
                                                       ----------------------
                                                        8,471  6,910   1,561
Acquisition costs                                         254    254
                                                       ======================
                                                       $8,725 $7,164  $1,561
                                                       ======================

    (1)Operating Partnership ("OP") Unit Holders are represented on the accompanying pro forma condensed consolidated balance sheet as "minority interest in Operating Partnership." The value ascribed to the OP Units for 1. above was $10.50 per OP Unit, representing actual amounts.
    (2) These Properties are retail centers.

(C) Balance sheet data reflects the following property acquisitions which were consummated by the Company during December 1997, as follows:


                              Number                              Revolving
   Properties     Location    of                        Purchase    Credit
                              Units Date Acquired       Price     Facility  Cash
--------------------------------------------------------------------------------
1.Village Arms   Acton, MA      123 December 31, 1997  $5,200      $600   $4,600
2.Ribbon Mill    Manchester,CT  104 December 31, 1997   3,813      3,813    -
3.Briar Knoll    Vernon,CT      150 December 31, 1997   6,173      6,173    -
4.Hilltop        Norwich,CT     120 December 31, 1997   5,014      5,014    -
                                                         ----------------------
                                                       20,200     15,600   4,600
Acquisition costs                                         490      -         490
                                                          ----------------------
                                                       $20,690   $15,600  $5,090
                                                       =========================

                     (1) Grove Property Trust

      Notes to Pro Forma Condensed Consolidated Balance Sheet
                            (continued)



(D) Balance sheet data reflects the November 1997 Offerings and the application of the net proceeds therefrom, as follows:

                                       Mortgage  Revolving
                                       Notes     Credit     Common    Paid in
                               Cash     Payable   Facility    Stock    Capital
                            ----------------------------------------------------
1. Gross proceeds from the    $48,937    $     -   $     -    $    45   $48,892
Offerings(1)
2.Costs of the Offerings (2)   (3,630)         -         -          -    (3,630)
3. Paydown of debt            (38,539)    (20,250)  (18,289)        -         -
                            ====================================================
                              $ 6,768    $(20,250) $(18,289)  $    45   $45,262
                            ====================================================

    (1) 4,500,000 shares at $10.875 per share.
    (2)Includes underwriters' discount and approximately $1,400 of other costs and expenses.

(E) Represents a reallocation between shareholders' equity and minority interest in the Operating Partnership upon consummation of the November 1997 Offerings based upon pro forma: (i) shares of common stock (8,453,829) and
    (ii) OP Units  not  owned by the  Company  (3,009,126).  See Note (K) in the
    Notes to Pro Forma Condensed Consolidated Statements of Income included herein.

                       Grove Property Trust

       Pro Forma Condensed Consolidated Statements of Income

                            (Unaudited)

These unaudited Pro Forma Condensed Consolidated Statements of Income are presented as if (i) the Company had acquired GPS and Property Partnerships, Ribbon Mill, Hilltop and Briar Knoll, Village Arms and various other property acquisitions consummated in 1997, (ii) the Consolidation Transactions, (see Notes to Proforma Condensed Consolidated Statements of Income)including the New Equity Investment and Refinancings and (iii) the November 1997 Offerings and the application of the net proceeds therefrom as if all had occurred as of January 1, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the financial statements of the Company, GPS and Property Partnerships, Ribbon Mill, Hilltop and Briar Knoll, Village Arms and various other properties acquired during 1997, which financial statements are included herein or have been filed with the Securities and Exchange Commission on Form 10-KSB, as amended, for the year ended December 31, 1996, Form 10-QSB for the nine months ended September 30, 1997, Form S-2 and various Form 8-K's filed during 1997. In management's opinion, all adjustments necessary to present fairly the effects of the above mentioned transactions have been made.

The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.

                       Grove Property Trust

  Notes to Pro Forma Condensed Consolidated Statements of Income
                            (continued)



                       Grove Property Trust

 Pro Forma Condensed Consolidated Statements of Income (Continued)

                            (Unaudited)

                                 Nine Months Ended September 30, 1997
                       ---------------------------------------------------------
                                                          ProForma
                                                           Consol
                                 Pre              Manage  -idated   Decem
                               December           -ment   Without   -ber
                         Hist   1997      Pro     Com-    December  1997   Pro
                       -orical  Acquis   Forma    pany      1997   Acquis  Forma
                       Company  -tions   Adjust   Adjust   Acquis  -tions Conso-
                           (A)     (B)   -ments   -ments   -tions   (C)  lidated
                       ---------------------------------------------------------
Revenues:                                     (In thousands)
Rental income           $10,944  $7,643  $  -    $ (9)(H)$18,578 $2,312  $20,890
Property management       380      321      -    (355)(I)   346       -      346
Interest and other        212      241      -      (4)(H)   449      21      470
                       ---------------------------------------------------------
Total revenues         11,536    8,205      -    (368)   19,373   2,333   21,706
                       ---------------------------------------------------------

Expenses:
Related party              22      333      -    (355)(I)    -       -        -
management fees
Real estate taxes       1,143      781      -       -     1,924     279    2,203
Other property          3,741    3,199    (20)(H) 135(H)
operating
                                                  (71)(H) 6,984     761    7,745
General and               610       36     30(G)
administrative
                                          (35)(H)  71(H)    712       -      712
                       ---------------------------------------------------------
Total operating         5,516    4,349    (25)   (220)    9,620   1,040   10,660
expenses
                       ---------------------------------------------------------

Net operating income    6,020    3,856     25    (148)    9,753   1,293   11,046
Interest expense        1,732      853   (761)(D)   -     1,824     883    2,707
Depreciation and        2,380      617    (19)(E)
amortization
                                        1,019(F)    -     3,997     393    4,390
                       ---------------------------------------------------------
Income before           1,908    2,386   (214)   (148)    3,932      17    3,949
minority interests
Minority interests in
earnings of               114        -    (23)(K)   -        91       -       91
consolidated
partnerships
Minority interest in
earnings of Operating     658        -    350(L)    -     1,008       5    1,013
Partnership
                       =========================================================
Net income              $1,136   $2,386  $(541)  $(148)  $2,833  $  12    $2,845
                       =========================================================


See accompanying notes.

                       Grove Property Trust

                            (Unaudited)

                                   Year Ended December 31, 1996
                     ----------------------------------------------------------
                                                          ProForma
                                                           Consol
                                 Pre              Manage  -idated   Decem
                               December           -ment   Without   -ber
                         Hist   1997      Pro     Com-    December  1997   Pro
                       -orical  Acquis   Forma    pany      1997   Acquis  Forma
                       Company  -tions   Adjust   Adjust   Acquis  -tions Conso-
                           (A)     (B)   -ments   -ments   -tions   (C)  lidated
                                                      Pro
                     ----------------------------------------------------------
                                          (In thousands)

Revenues:
Rental income       $2,046   $21,515 $   -   $  (30)(H)  $23,531  $2,395 $25,926
Property managent       -      777       -     (396)(I)      381       -     381
Interest and other    36     1,266  (138(H)    (307)(H)
                                               (204)(H)
                                               (100)(J)      553      43     596
                      ----------------------------------------------------------
Total revenues         2,082   23,558   (138)  (1,037)    24,465   2,438  26,903
                     ----------------------------------------------------------

Expenses:
Related party           109      287      -     (396)(I)    -       -        -
management fees
Real estate taxes       208     2382      -       -       2,590     251    2,841
Other property          656    8,914   (149)(H) (492)(H)  8,929   1,286   10,197
operating
General and              67      344    120(G)      -
administrative
                                       (74)(H)   492(H)    949       -       949
                     ----------------------------------------------------------
Total operating        1,040   11,927   (103)    (396)   12,468   1,519   13,987
expenses
                     ----------------------------------------------------------

Net operating income   1,042   11,631    (35)   (641)    11,997     919   12,916
Interest expense         394    3,814 (1,654)(D)   -      2,554   1,151    3,705
Depreciation and         387    3,011     (5)(E)
amortization                            1,912(F)   -      5,305     435    5,740
                     ----------------------------------------------------------
Income before            261    4,806   (288)   (641)     4,138    (667)   3,471
minority interest
Minority interest in
earnings of Operating      -      -    1,086(L)    -      1,086    (175)     911
Partnership
                     ==========================================================
Net income            $  261   $4,806  $(1,374)$(641)    $3,052  $(492)   $2,560
                     ==========================================================


See accompanying notes.

                       Grove Property Trust

                            (Unaudited)
                 (In thousands, except share data)

On March 14, 1997, the Company entered into a series of Consolidation Transactions. The Consolidation Transactions were a business combination of the Company and GPS (the "Management Company") and Property Partnerships in connection with the formation of an umbrella REIT. In addition, the Company simultaneously issued 3,333,333 common shares at $9 per share ("New Equity Investment") and retired or refinanced certain mortgage and credit facility debt ("Refinancing"). The effect of these transactions on the accompanying pro forma Condensed Consolidated Statements of Income is reflected as outlined in the Notes below.

(A) Historical results of operations data were derived from the financial statements of the Company as filed with the Securities and Exchange
    Commission on the Company's Form 10-KSB, as amended, for the year ended December 31, 1996 and on Form 10-QSB, for the nine months ended September 30, 1997.

(B) The historical financial statements of the Company contain results of operations data for the properties and management company identified below from the date of acquisition to the end of the respective period. The results of operations from the beginning of the respective period to the acquisition date (or September 30, 1997 with respect to 9. and 10. below) is included in this column.

Property/Entity - Pre December Acquisitions                       Date Acquired
-------------------------------------------------------------------------------
 1.  Cambridge                                                  January 12, 1996
------------------------------------------------------------
 2. Grove Property Services Limited  Partnership and Property
    Partnerships (20 properties and  management company)(1)       March 14, 1997
----------------------------------------------------
 3.  Four Winds                                                     June 1, 1997
----------------------------------------------------
 4.  Brooksyde                                                      June 1, 1997
----------------------------------------------------
 5.  River's Bend                                                   June 1, 1997
----------------------------------------------------
 6.  Greenfield Village                                             July 1, 1997
----------------------------------------------------
 7.  Glastonbury Center                                        September 1, 1997
----------------------------------------------------
 8.  Summit & Birch Hill                                       September 1, 1997
----------------------------------------------------
 9.  Corner Block and Wharf Building (2 properties)             October 31, 1997
----------------------------------------------------
 10.  High Meadow  Apartments                                 October  31,  1997
(1) The  historical  financial
statements of Grove Property Services Limited Partnership and Property Partnerships for the year ended December 31, 1996, include a property (Talcott Forest) which was not included in the Consolidation Transactions and has been omitted herein.

                       Grove Property Trust

(C) The results of operations from the beginning of the respective period to the acquisition date is included in this column. This column also includes proforma depreciation, interest expense and minority interest in Operating Partnership.

     Property - December 1997 Acquisitions       Date Acquired
1.   Village Arms (1)                          December 31, 1997
2.   Ribbon Mill                               December 31, 1997
3.   Briar Knoll                               December 31, 1997
4.   Hill Top                                  December 31, 1997

(1) Operating data for this property was only available for the period April 22, 1997 through December 31, 1997. The accompanying pro forma condensed consolidated statements of income only include operating data for this period.

(D) Represents the following:

                                    Nine Month          Year
                                     Ended              Ended
                                  September 30,     December 31,
                                    1997(1)             1996
Pro forma interest expense on
new or refinanced mortgage        $       685       $  1,810
debt and the Revolving
Credit Facility

Historical interest expense on
refinanced or retired mortgage debt    (1,446)        (3,464)
                                 -----------------------------
                                   $     (761)      $ (1,654)
                                 -----------------------------

(1) The New Equity Investment was effective on March 14, 1997. The historical financial information for the period March 15, 1997 to September 30, 1997 already takes effect for this transaction.

Pro forma interest expense is based on rates ranging from 6.5% to 8.3% per annum and assumes proceeds of $30 million ($27.5 million after costs) from the New Equity Investment and $48.9 million ($45.3 million after costs) from the November 1997 Offerings were received by the Company on January 1, 1996.

                       Grove Property Trust

(E) Represents the following:

                                  Nine Months     Year Ended
                                       Ended      December
                                   September30,   31,
                                     1997(1)      1996
Pro forma deferred financing
 amortization expense on new or
refinanced mortgage debt and the        $ 30      $ 138
Revolving Credit Facility
---------------------------
Historical deferred
financing amortization
expense on refinanced                    (49)      (143)
or retired mortgage debt
                                      =======================
                                      $  (19)      $ (5)
                                      =======================


     (1) The New Equity Investment was effective on March 14, 1997. The historical financial information for the period March 15, 1997 to September 30, 1997 already reflects this transaction.


(F) Represents adjustment to record depreciation on the excess of the purchase price relating to the purchase of certain partnership interests from partners, over the net book amount and for properties acquired during or after the nine months ended September 30, 1997, to the extent depreciation was not reflected in the historical financial statements during the nine months ended September 30, 1997.

(G) Represents adjustment to record non-cash compensation expense in 1996 and the first quarter of 1997 associated with the Deferred Stock Grants granted to Executive Officers in connection with the consummation of the Consolidation Transactions, pursuant to the 1996 Plan. Such compensation expense was recorded by the Company commencing March 15, 1997 in its historical financial statements.

(H) Represents adjustments to: (i) provide for elimination adjustments as a result of combining the operating properties with the management company, which historically charged properties a management fee, (ii) exclude certain non-recurring revenues and expenses including those of Grove
      Property Services Limited Partnership attributable to brokerage and other services and sales of apartment units,
      (iii) reclassify certain expenses historically classified by Grove Property Services Limited Partnership as property operating expenses to general and administrative expenses,
      (iv) decrease general and administrative expenses to reflect the cost savings (predominately professional fees) associated with operating all Properties on a combined, self-managed basis offset by an increase in compensation expense to the Company's officers which took effect after the November 1997 Offerings, and (v) increase property operating costs subsequent to the Consolidation Transactions to reflect the recombining of certain property leasing costs that GPS provided prior to the Consolidation Transactions and that the Company commenced providing subsequent to the November 1997 Offerings as follows:

                                          Nine          Year
                                          Months        Ended
                                          Ended         December
                                      September 30,     31,
                                      1997(1)           1996
          (i)  Non-recurring
              property operating      $     20    $    149
              expenses
         ---------------------------
          (ii)  Non-recurring                9          30
              rental revenues
         ---------------------------
          (iii)      Non-recurring           -         204
              other revenues
         ---------------------------
          (iv)  Gain on sales of             -         138
              apartments
         ---------------------------
          (v)  Brokerage
              services-other                 4         307
              revenues.
         ---------------------------
          (vi)  Reclassification
              of other property
              operating to general          71         492
              and administrative
         ---------------------------
          (vii)      Decrease in
              general and                   35          74
              administrative
         ---------------------------
          (viii)     Increase in
              property operating           135           -
              expenses

      (1)The New Equity Investment was effective on March 14, 1997. The historical financial information for the period March 15, 1997 to September 30, 1997 already takes effect for this transaction.

(I) Elimination of intercompany management fees.

(J) Elimination of non-recurring commission received in 1996 from an affiliate.

(K) Elimination of minority interest in a consolidated partnership (acquired in June 1997) where the Company acquired the remaining interest in such property partnership on September 30, 1997.

(L) Based upon Operating Partnership ("OP") Units (OP Units are exchangeable on a one-for-one basis into Common Shares) assumed to be owned by Limited Partners and Common Shares assumed to be outstanding as follows:

                                                  Operating
                                      Common     Partnership
                                      Shares        Units
                                    ----------------------

      Grove Property Trust at         620,102          -
      December 31, 1996
      New Equity in March 1997      3,333,333          -
      Consolidation Transactions in
      March 1997:
        affiliates                          -      909,115
        non-affiliates                      -    1,205,324
      June 1997 acquisitions                -      420,183
      Exercise of stock options in        394          -
      May 1997
      September 1997 acquisitions           -      325,836
      October 1997 acquisitions             -      148,668
      The November 1997 Offerings   4,500,000          -
                                    ======================
                                    8,453,829    3,009,126
                                    ======================
                                        73.75%      26.25%
                                    ======================

See accompanying notes.

                  Report of Independent Auditors

To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the combined statement of revenues and certain expenses of Ribbon Mill, Hilltop and Briar Knoll (the "Properties") for the year ended December 31, 1996. The combined statement of revenues and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K, as described in
Note 2, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 of Ribbon Mill, Hilltop and Briar Knoll for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



January 8, 1998
New York, New York

               Ribbon Mill, Hilltop and Briar Knoll

       Combined Statements of Revenues and Certain Expenses


                                            Nine
                                           Months
                                            Ended        Year
                                          September     Ended
                                          30, 1997      December
                                         (Unaudited)    31, 1996
                                         -----------------------
                                             (in thousands)
Revenues:
  Rental income                           $  1,905    $  2,395
  Other                                         14          43
                                         -----------------------
                                             1,919       2,438
                                         -----------------------

Certain expenses:
  Property operating and maintenance           611       1,268
  Real estate taxes                            240         251
                                         -----------------------
                                               851       1,519
                                         -----------------------
Revenues in excess of certain expenses    $  1,068    $    919
                                         =======================


See accompanying notes.

               Ribbon Mill, Hilltop and Briar Knoll
 Notes to the Combined Statements of Revenues and Certain Expenses

                   Year Ended December 31, 1996


1. Business

The accompanying Combined Statements of Revenues and Certain Expenses relate to the operations of certain properties known as Ribbon Mill, Hilltop and Briar Knoll, residential apartment buildings located in Connecticut (the "Properties"). Grove Property Trust (the "Company") acquired the Properties from an unrelated party on December 31, 1997.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Combined Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Form 8-K. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Properties. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

Use of Estimates

The preparation of the Combined Statements of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statements of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally one year.

               Ribbon Mill, Hilltop and Briar Knoll

 Notes to the Combined Statements of Revenues and Certain Expenses
                            (continued)


2. Summary of Significant Accounting Policies (continued)

Interim Unaudited Information

The accompanying Combined Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 is unaudited however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the Combined Statement of Revenues and Certain Expenses for this interim period have been included. The results of this interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

                  Report of Independent Auditors

To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the statement of revenues and certain expenses of Village Arms (the "Property") for the period April 22, 1997 to December 31, 1997. The statement of revenues and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 of Village Arms for the period April 22, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.



January 14, 1998
New York, New York

                           Village Arms

            Statement of Revenues and Certain Expenses

      For the Period from April 22, 1997 to December 31, 1997
                             (Note 1)

                          (in thousands)


Revenues:
  Rental income                                        $   665
  Other                                                     13
                                                     ------------
                                                           678
                                                     ------------

Certain Expenses:
  Property operating and maintenance                       274
  Real estate taxes                                         61
                                                     ------------
                                                           335
                                                     ============
Revenues in excess of certain expenses                 $   343
                                                     ============


See accompanying notes.

                           Village Arms

      Notes to the Statement of Revenues and Certain Expenses

      For the Period from April 22, 1997 to December 31, 1997


1.  Business

The accompanying Statement of Revenues and Certain Expenses relates to the operations of a property known as Village Arms, a residential apartment building located in Massachusetts (the "Property"). Grove Property Trust (the "Company") acquired the Property from an unrelated party ("Seller") on December 31, 1997. The Seller acquired the Property in a foreclosure proceeding on April 22, 1997. Operating data prior to April 22, 1997 is not available.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Form 8-K. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Property. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

Use of Estimates

The preparation of the Statement of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally one year.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GROVE PROPERTY TRUST


Date: March 2 , 1998             By:_________________________
                                    Joseph R. LaBrosse
                                     Chief Financial Officer

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GROVE PROPERTY TRUST


Date: March 2, 1998             By: /s/ Joseph R. LaBrosse
                                    -----------------------
                                     Joseph R. LaBrosse
                                     Chief Financial Officer

Exhibit Index

Exhibit No.   Description

2.1 Purchase and Sale Agreement dated December 1, 1997 between Properties II,Inc. as Seller, and Grove Corporation, as Purchaser. Incorporated by referenceto Exhibit 2.1 to the Company's Current Report on Form 8-K dated December31, 1997 (Commission File No. 1-13080).

2.2 Purchase and Sale Agreement dated November 12, 1997 between SovereignGroup 1984-II as Seller, and Grove Corporation, as
Purchaser. Incorporated by reference to Exhibit 2.2 to the Company's
Current Reporton Form 8-K datedDecember 31, 1997 (Commission File No. 1-13080).

2.3 Purchase and Sale Agreement dated November 12, 1997 between Briar Knoll Associates and High Ridge Associates as Seller, and Grove Corporation, as Purchaser. Incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K dated December 31, 1997 (Commission File No. 1-13080).